Consolidated Statement of Operations (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Revenue:
Medical devices	$ 1,611,709	$ 566,222
Engineering services	1,690,235	2,140,355
Total revenue	3,301,944	2,706,577
Cost of revenue:
Cost of medical devices	1,460,692	553,429
Cost of engineering services	1,253,942	1,782,848
Total cost of revenue	2,714,634	2,336,277
Gross Profit	587,310	370,300
Operating expenses:
General and administrative	3,913,047	4,381,067
Research and development	2,677,310	4,304,317
Sales and marketing	4,291,282	5,925,905
Total operating expenses	10,881,639	14,611,289
Loss from operations	(10,294,329)	(14,240,989)
Other income (expense):
Interest expense	(1,726,455)	(736,346)
Interest income	5,225	10,692
Non-cash gain on changes in fair value of warrants	186,075	17,126
Other expense, net	(57,890)	(92,441)
Total other income (expense), net	(1,593,045)	(800,969)
Net loss	$ (11,887,374)	$ (15,041,958)